INVESTMENT MANAGER
EquitiLink International Management Limited
Union House, Union Street
St. Helier, Jersey, Channel Islands

INVESTMENT ADVISER
EquitiLink Australia Limited
190 George Street
Sydney, NSW 2000, Australia

CONSULTANT
Wood Gundy, Inc.
BCE Place, P.O. Box 500
Toronto, Ontario, MSJ 258
Canada

ADMINISTRATOR
Princeton Administrators, L.P.
Box 9095
Princeton, New Jersey 08540-9095

CUSTODIAN AND TRANSFER AGENT
State Street Bank and Trust Company
P.O. Box 8200
Boston, Massachusetts 02266

AUCTION AGENT
Chase Manhattan Bank, N.A.
55 Water Street
New York, New York 10041

INDEPENDENT ACCOUNTANTS
Price Waterhouse LLP
1177 Avenue of the Americas
New York, New York 10036

LEGAL COUNSEL
Dechert Price & Rhoads
477 Madison Avenue
New York, New York 10022

Freehill, Hollingdale and Page
19-29 Martin Place
Sydney, NSW 2000, Australia

                                    Box 9095
                            Princeton, NJ 08540-9095
                                 (609) 282-4600

 The shares of The First Commonwealth Fund, Inc. are traded on the New York Stock Exchange under the symbol "FCO". Information about the Fund's net asset value and market price is published weekly in Barron's and in the Monday edition of The Wall Street Journal.

 For a weekly update of the Fund's net asset value and share price, or to receive more information on the Fund, call toll-free:

                                 1-800-543-6217



 This report, including the financial information herein, is transmitted to the shareholders of The First Commonwealth Fund, Inc. for their information. It is not a prospectus, circular or representation intended for use in the purchase of shares of the Fund or any securities mentioned in the report. Past performance results should not be considered a representation of future performance.












 THE FIRST
 COMMONWEALTH
 FUND, INC.


 ANNUAL REPORT
 OCTOBER 31, 1996








                           HIGHLIGHTS OF THIS REPORT

- NET ASSET VALUE UP BY 19.0% OVER THE PAST
TWELVE MONTHS (ASSUMING REINVESTMENT OF
DISTRIBUTIONS).

- CASH DISTRIBUTION RATE OF 8.5% OVER PAST TWELVE MONTHS.

- 90.1% OF SECURITIES HELD RATED AAA AND AA OR JUDGED TO BE OF EQUIVALENT
 QUALITY.

- COMMONWEALTH BOND MARKETS HAVE PERFORMED WELL OVER THE PAST YEAR.

-------------------------------------------------------------------
                             LETTER TO SHAREHOLDERS
-------------------------------------------------------------------


                                                               December 13, 1996

Dear Shareholder:

 We are pleased to present our Annual Report to shareholders for the twelve months to October 31, 1996. The report includes a summary of developments in fixed-income and currency markets in Australia, Canada, New Zealand and the United Kingdom.

INVESTMENT MARKETS

 Commonwealth fixed-income markets performed well over the twelve months ended October 31, 1996 as most economies slowed and inflation fell. In addition, rising currencies enhanced returns for US investors. In local currency terms, the Canadian bond market provided the best performance. In US dollar terms, the Australian bond market was the best performer.

 The Bank of Canada continued to lower official interest rates over the past year as economic growth remained weak. In Australia a slowing economy and lower inflation led to falling official interest rates. Official interest rates have remained high in New Zealand. However, the Reserve Bank of New Zealand encouraged lower short-term money market rates during the last quarter of the year as the economy slowed. In the United Kingdom, the Bank of England surprised the market by raising official interest rates in late October.

INVESTMENT PERFORMANCE

 Assuming reinvestment of dividends, the Fund's Net Asset Value rose by 19.0% over the twelve months and by 10.8% over the three months ended October 31, 1996. The Fund's share price return was 13.9% over the past year and 5.4% over the past three months.

 Distributions to common shareholders over the twelve months ended October 31, 1996 totaled US$1.015 consisting of five payments of US$0.0875 per share plus seven payments of US$0.0825. Based on the October 31, 1996 share price of US$11.875 this represents a cash distribution rate of 8.5% over the year to October 31. Since all distributions are paid after the deduction of applicable Australian, Canadian, New Zealand and United Kingdom withholding taxes, the effective yield is higher for those US investors who are able to claim a tax credit.


 The Fund continues to maintain a high quality portfolio, with over 90% of the Fund's assets invested in securities where either the issue or the issuer are rated at least AA or AAA by Standard & Poor's or Aa or Aaa by Moody's, or, if unrated was judged by the Investment Manager to be of equivalent quality.

-------------------------------------------------------------------
                  DIVIDEND REINVESTMENT AND CASH PURCHASE PLAN
-------------------------------------------------------------------


 We again invite you to consider joining the shareholders who currently participate in the Fund's Automatic Dividend Reinvestment and Cash Purchase Plan (the "Plan"), which allows you to automatically reinvest your dividends in shares of the Fund's common stock. If the market price, plus any applicable brokerage commissions, equals or exceeds the Net Asset Value on the application valuation date, participants will receive new shares issued by the Fund at a discount of up to 5% from the market price. If the market price is less than the Net Asset Value, plus any applicable brokerage commissions, on the valuation date, participants receive shares purchased at market price so long as the market price available is less than Net Asset Value per share. Distributions pursuant to the Plan are taxable to the same extent as are cash dividends.

 The Plan also enables you to make optional cash investments in Fund shares through the Plan Agent at favorable commission rates. You may invest in any amount of at least $100 monthly. The Plan Agent will purchase shares for you on the New York Stock Exchange or otherwise on the open market on or about the fifteenth of each month.

 Other advantages of participation in the Plan include:

- LOWER COSTS-You will build holdings in the Fund automatically, at reduced or no brokerage cost.

- CONVENIENCE-You will receive a detailed account statement from State Street Bank and Trust Company, your Plan Agent, showing total dividends and distributions, date of investment, shares acquired and price per share, as well as the total shares of record held by you and by the Plan Agent for you.

- SAFETY-As long as you participate in the Plan, State Street Bank and Trust Company, as your Plan Agent, will hold the shares it has acquired for you in safekeeping, in non-certificated form. This convenience provides added protection against loss, theft or inadvertent destruction of certificates.

 Further information can be obtained by contacting State Street Bank and Trust Company, P.O. Box 8200, Boston, MA 02266, Tel: 1-800-426-5523.

SHARES NOT REGISTERED IN YOUR OWN NAME:

 If you wish to participate and your shares are held in the name of a brokerage firm, bank or other nominee, you should instruct your nominee to participate on your behalf. If your nominee is unable to participate, you should request it to re-register your shares in your own name which will enable you to participate in the Plan.


TOLL FREE INFORMATION

 Information on The First Commonwealth Fund, Inc. is available by telephoning toll-free, 1-800-543-6217 in the United States. Available information includes weekly updates of share price, NAV, and details of recent distributions.



Yours sincerely,


Brian M. Sherman                                 Laurence S. Freedman
Chairman President

-------------------------------------------------------------------
                        REPORT OF THE INVESTMENT MANAGER
-------------------------------------------------------------------


PERFORMANCE


DISTRIBUTIONS

 The Fund continues to pay a monthly cash distribution of US$0.0825 per share. The level of the distribution is reviewed on a regular basis with the next review scheduled for the Board of Directors' meeting to be held in March 1997. The Board's policy is to provide investors with a stable monthly distribution out of current income, and supplemented with realized capital gains if required.

 Based on the October 31, 1996 share price of US$11.875 and total distributions of US$1.015 paid over the twelve months to that date, the annual cash distribution rate was 8.5%. Since all distributions are paid after the deduction of applicable Australian, Canadian, New Zealand and United Kingdom withholding taxes, the distribution rate is higher for those US investors who are able to claim a tax credit.

 For Federal income tax purposes, the Board has determined that US$0.007697 of the US$0.0825 per common share monthly distribution paid in October 1996 will be characterized as long-term capital gains. Shareholders are advised to rely only on Form 1099-DIV, which will be sent January 1997, for definitive information with respect to the tax treatment of the Fund's distributions.


NET ASSET VALUE (NAV) PERFORMANCE

 The NAV per share at October 31, 1996 was US$14.32. Assuming reinvestment of distributions, the Fund achieved a 10.8% NAV return over the three months ended October 31, 1996, a 14.8% NAV return over the six month period and a 19.0% NAV return over the twelve month period. At the date of this report, the NAV was US$14.30.


SHARE PRICE PERFORMANCE

 As of October 31, 1996, the share price as quoted on the New York Stock Exchange was US$11.875, which represents a discount of 17.1% to the NAV of US$14.32. The total investment return, based on the Fund's share price and assuming reinvestment of dividends, was 5.4% over the three months, 12.64% over the six months and 13.9% over the year to October 31, 1996. At the date of this report, the share price was US$12.125 representing a 15.21% discount to NAV.


AUCTION MARKET PREFERRED STOCK (AMPS)

 The Fund's US$30 million of AMPS continues to be well bid at the weekly auctions, maintaining a lower interest rate on average compared to the 30-day Commercial Paper rate. Weighted average auction results were 5.16% for the quarter ended October 31, 1996 compared with 5.43% for 30-day commercial paper over the same period.

PORTFOLIO COMPOSITION

 The geographical composition of the portfolio, expressed as a percentage of the Fund's total investments, is summarized in the following table and chart.


    TABLE 1: THE FIRST COMMONWEALTH FUND, INC. - GEOGRAPHIC ASSET ALLOCATION*


                  COMMENCEMENT OF OPERATIONS
                     (FEBRUARY 28, 1992)      OCTOBER 31, 1995   JULY 31, 1996   OCTOBER 31, 1996
---------------------------------------------------------------------------------------------------


 Australia                 44.7%                   41.4%            33.9%             30.5%
---------------------------------------------------------------------------------------------------

 Canada                    17.9%                   30.7%            33.3%             34.5%
---------------------------------------------------------------------------------------------------

 New Zealand                  -                     4.7%             7.6%              9.5%
---------------------------------------------------------------------------------------------------

 United Kingdom            36.4%                   22.6%            23.7%             24.1%
---------------------------------------------------------------------------------------------------

 United States**            1.0%                    0.6%             1.5%              1.4%
---------------------------------------------------------------------------------------------------

 TOTAL FUND               100.0%                  100.0%           100.0%            100.0%
---------------------------------------------------------------------------------------------------


**It is the policy of the Manager to maintain a portion of the Fund's investments in US short-term securities to cover distribution payments and expenses.

A pie chart illustrating the following percentages:

Australia        30.5%
United States     1.4%
United Kingdom   24.1%
New Zealand       9.5%
Canada           34.5%


*Based upon the currency in which a bond is issued.

MATURITY COMPOSITION

 The maturity composition of the portfolio as of October 31, 1996 is summarized in the table below. At October 31, 1996, the average maturity of the Fund's assets was 7.1 years, compared with 7.1 years at July 31, 1996 and 7.3 years at October 31, 1995. Overall, the Fund remains well positioned in medium- to long-term maturities in each market.


  TABLE 2: THE FIRST COMMONWEALTH FUND, INC. - MATURITY ANALYSIS - OCTOBER 31,
                                      1996


                  LESS THAN 1 YEAR   1 - 5 YEARS   5 - 10 YEARS  OVER 10 YEARS

--------------------------------------------------------------------------------


 Australia             9.3%             20.6%         56.3%         13.8%

--------------------------------------------------------------------------------

 Canada               20.3%             21.4%         31.8%         26.5%

--------------------------------------------------------------------------------

 New Zealand          29.5%             27.2%         33.8%          9.5%

--------------------------------------------------------------------------------

 United Kingdom        6.9%              8.7%         34.3%         50.1%

--------------------------------------------------------------------------------

 United States       100.0%               -             -              -

--------------------------------------------------------------------------------

 TOTAL FUND           15.7%             18.4%         39.6%         26.3%

--------------------------------------------------------------------------------



 The Fund's sectoral exposure is spread among the various securities offered in the Commonwealth countries' fixed-income markets and is summarized in the table following.


 TABLE 3: THE FIRST COMMONWEALTH FUND, INC. - SECTORAL COMPOSITION - OCTOBER 31,
                                      1996


                  SOVEREIGN    STATE/                          CASH OR
                    GOVT.     PROVINCE  EUROBOND  CORPORATE   EQUIVALENT

-------------------------------------------------------------------------


 Australia         16.1%       1.4%      5.6%       6.0%        1.4%

-------------------------------------------------------------------------

 Canada            12.4%       5.2%      9.8%       2.4%        4.7%

-------------------------------------------------------------------------

 New Zealand        5.9%         -       1.3%       1.3%        1.0%

-------------------------------------------------------------------------

 United Kingdom     9.2%         -      13.7%         -         1.2%

-------------------------------------------------------------------------

 United States        -          -         -          -         1.4%

-------------------------------------------------------------------------

 TOTAL FUND        43.6%       6.6%     30.4%       9.7%        9.7%

-------------------------------------------------------------------------


QUALITY OF INVESTMENTS

 At October 31, 1996, 90.1% of the Fund's assets were invested in securities where either the issue or the issuer was rated at least "Aa" by Moody's Investors Service Inc. or "AA" by Standard & Poor's Corporation or, if unrated, judged by the Investment Manager to be of equivalent quality. The remainder of the Fund was invested in securities where the issue or the issuer was rated, or judged by the Investment Manager, to be of "A" quality (see Table 4).


  TABLE 4: THE FIRST COMMONWEALTH FUND, INC. - ASSET QUALITY - OCTOBER 31, 1996

                  AAA/AAA    AA/AA      A/A

----------------------------------------------


 Australia        72.7%     27.3%        -

----------------------------------------------

 Canada            8.9%     78.2%     12.9%

----------------------------------------------

 New Zealand      69.3%     30.7%        -

----------------------------------------------

 United Kingdom   40.3%     37.4%     22.3%

----------------------------------------------

 TOTAL FUND       43.1%     47.0%      9.9%

----------------------------------------------


A pie chart illustrating thefollowing percentages:

AAA/Aaa  43.1%
A/A       9.9%
AA/Aa    47.0%

-------------------------------------------------------------------
               ECONOMIC, FIXED-INCOME AND CURRENCY MARKET REVIEW
-------------------------------------------------------------------


AUSTRALIA

 Recent Australian economic indicators have been weak. In particular, unemployment is high and retail sales have fallen. Australia's inflation rate continues to improve. In the September quarter headline inflation was 2.1% per annum, with further falls likely because of lower mortgage interest rates. Underlying inflation had fallen to 2.4% per annum as of September 30, 1996. The Reserve Bank of Australia has cut official interest rates by a total of 1.5% in recent months because of the improved inflation outlook and the slow growth in the Australian economy. While economic growth could remain subdued in the near term, stronger growth is expected over the longer term as a lower interest rate environment helps the housing sector to recover and encourages stronger business investment. In addition, a firmer international economy should add support.

 The combination of a positive international backdrop and improving domestic fundamentals generated a strong Australian bond rally over the quarter ended October 31, 1996. Australian ten-year Government bond yields fell by 0.96% over the quarter and by 1.43% over the year to 7.35% on October 31, 1996. Continued evidence of only moderate economic growth, a well-received August budget and further declines in inflation and wage data drove the market rally. In addition, the market expected another cut in official interest rates. (This expectation was realized with the Reserve Bank of Australia reducing interest rates by 0.5% on November 6 and 0.5% on December 11.) The differential between Australian and US ten-year Government bonds was 1.01% on October 31, 1996.

 Over the twelve months to the end of October, the Australian dollar appreciated by 4.1% against the US dollar and in the quarter ended October 31, 1996 the Australian dollar appreciated by 2.5% against the US dollar. The Australian dollar has been supported by higher commodity prices, attractive interest rate differentials and an improving current account deficit. At the end of October, the currency was trading at US$0.7920. At the date of this report, the Australian dollar was trading at US$0.7920.


CANADA

 The Canadian economy remains soft despite low interest rates and a growing US economy (the destination for approximately three quarters of Canada's exports). Retail sales growth is low and the unemployment rate was 10% at the end of October 1996. However, there are signs that activity could be on a firming trend. The housing market is staging a tentative recovery and leading economic indicators have picked up. Inflation has been moderate. Annual inflation has responded to slowing growth, with core inflation in the lower half of the Bank of Canada's 1% to 3% target range.

 Canadian bond yields fell sharply during the quarter ended October 31, with yields trading below US Treasuries. Domestic factors were generally positive, with continued low inflation, moderate growth, a gradually improving fiscal position and lower official interest rates boosting the bond market. The US market also provided a supportive backdrop because of reduced concerns about higher US interest rates.

 Over the twelve months to the end of October, the Canadian dollar appreciated by 0.3% against the US dollar. In the quarter ended October 31, 1996 the Canadian dollar appreciated by 2.5% against the US dollar. The Canadian dollar strengthened despite further interest rate cuts by the Bank of Canada. Positive sentiment reflected attractive real interest differentials (although these declined sharply over the quarter), continued low inflation and an improving fiscal outlook. At the end of October, the currency was trading at US$0.7462. At the date of this report, the Canadian dollar was trading at US$0.7357.

NEW ZEALAND

 The New Zealand economy grew by 2.1% per annum in the year to June 30, 1996 and the economy is expected to slow in coming quarters. Inflation remains outside the Reserve Bank of New Zealand's 0%-2% target range but is expected to decline in 1997. Following the October 12 national election, the New Zealand First and National Parties have formed a Coalition Government. No major policy changes are envisaged, although the pace of economic reform could slow.

 Positive international and domestic factors resulted in the New Zealand bond market performing strongly over the past quarter. New Zealand ten-year Government bond yields fell by 1.07% over the quarter ended July 31, 1996 but rose by 0.06% over the year to 7.29% on October 31, 1996.

 Over the twelve months to the end of October 1996, the New Zealand dollar appreciated by 7.0% against the US dollar. In the quarter ended October 31, 1996 the New Zealand dollar appreciated 2.4% against the US dollar. At the end of October, the currency was trading at US$0.7054. At the date of this report, the New Zealand dollar was trading at US$0.7018.


UNITED KINGDOM

 United Kingdom economic activity continues to be one of the strongest in Europe, with 2.3% annual GDP growth in the September quarter. Consumer spending has improved and business surveys point to a stronger outlook, with higher output and orders. Core inflation was approximately 2.5% at the end of September 1996. However, rising underlying earnings and continued strong demand have raised some inflation concerns. After some prompting from the Bank of England, the Chancellor agreed to raise official interest rates by .25% to 6% on October 30, 1996.

 Despite the official interest rate increase, the Gilt market benefited from the contraction in European yield spreads and a positive US market. Ten-year bond yields fell by 0.28% over the quarter and by 0.30% over the year to be 7.62% on October 31, 1996.

 Over the twelve months to the end of October, the Pound appreciated by 3.1% against the US dollar. In the quarter ended October 31, 1996 the Pound appreciated 4.4% against the US dollar. At the end of October, the currency was trading at US$1.6248. At the date of this report, the Pound was trading at US$1.6604.

 The table below compares Commonwealth countries' interest rates for various periods since the Fund commenced operations.



                             FEBRUARY 28, 1992
                               (COMMENCEMENT
                              OF OPERATIONS)     OCTOBER 31, 1995  JULY 31, 1996   OCTOBER 31, 1996

----------------------------------------------------------------------------------------------------

AUSTRALIA:


90-day Bank Bills                 7.49%              7.48%            6.93%             6.53%


10-yr Government Bonds           10.14%              8.78%            8.31%             7.35%


CANADA:


90-day Bank Bills                 7.15%              5.92%            4.46%             3.11%


10-yr Government Bonds            8.33%              7.58%            7.90%             6.42%


NEW ZEALAND:


90-day Bank Bills                 7.48%              8.10%            9.72%             8.84%


10-yr Government Bonds            9.23%              7.23%            8.36%             7.29%


UNITED KINGDOM:


90-day Bank Bills                10.85%              6.57%            5.61%             5.87%


10-yr Government Bonds            9.26%              7.92%            7.90%             7.62%

----------------------------------------------------------------------------------------------------



 Yield comparisons are direct and do not take into account fluctuations in currency exchange rates.

                                     EQUITILINK INTERNATIONAL MANAGEMENT LIMITED

THE FIRST COMMONWEALTH FUND, INC.
PORTFOLIO OF INVESTMENTS
OCTOBER 31, 1996



PRINCIPAL AMOUNT
 LOCAL CURRENCY                                          VALUE
     (000)                   DESCRIPTION                 (US$)

-------------------------------------------------------------------




                 LONG-TERM INVESTMENTS - 91.0%
                 AUSTRALIA - 29.4%
                 GOVERNMENT AND SEMI-GOVERNMENT
                 BONDS - 17.7%
                 COMMONWEALTH OF AUSTRALIA - 16.3%

                 Commonwealth of Australia,
A$         3,000 12.50%, 3/15/97. . . . . . . . .         2,426,299
           1,000 7.00%, 8/15/98                             798,468
           2,000 12.00%, 7/15/99. . . . . . . . .         1,789,586
           5,000  13.00%, 7/15/00. . . . . . . . .        4,746,176
           5,000  10.00%, 10/15/02. . . . . . . .         4,506,721
           1,000  9.00%, 9/15/04. . . . . . . . .           871,753
           2,000  7.50%, 7/15/05. . . . . . . . .         1,602,549
           6,000  10.00%, 2/15/06. . . . . . . . .        5,583,321
           2,000  6.75%, 11/15/06                         1,513,721
           3,000  8.75%, 8/15/08. . . . . . . . .         2,616,528
                                                     --------------

                                                         26,455,122
                                                     --------------

                 VICTORIA - 0.6%

                 Treasury Corporation of Victoria,
           1,000  10.25%, 11/15/06. . . . . . . .           939,249
                                                     --------------

                 WESTERN AUSTRALIA - 0.8%

                 Western Australia Treasury
                 Corporation,
           1,500  10.00%, 7/15/05. . . . . . . . .        1,371,547
                                                     --------------

                 Total Australian government and
                 semi-government bonds
                 (cost US$27,016,865). . . . . . .       28,765,918
                                                     --------------


                 CORPORATE BONDS - 6.1%
                 SERVICES - 6.1%
                 Australian and Overseas
                 Telecommunications Corporation,
           5,000  11.50%, 10/15/02. . . . . . . .         4,707,410
           2,000  12.00%, 5/15/06. . . . . . . . .        2,037,673

                 First Australian National Mortgage
                 Acceptance Corporation,
                 Series 22,
A$         3,563  11.40%, 12/15/01. . . . . . . .         3,077,757
                                                     --------------

                 Total Australian corporate bonds
                 (cost US$8,743,061). . . . . . .         9,822,840
                                                     --------------

                 EUROBONDS - 5.6%

                 FINANCIAL SERVICES - 2.0%


                 Commonwealth Bank of Australia,
             975 12.75%, 1/07/98. . . . . . . . .           822,393
                 Export Finance & Insurance
                 Corporation,
           1,750 11.00%, 12/29/04. . . . . . . . .        1,657,795
           1,000 State Bank of New South Wales,
                 10.50%, 4/30/99. . . . . . . . .           853,380
                                                     --------------

                                                          3,333,568
                                                     --------------

                 SEMI-GOVERNMENT - 1.4%
                 South Australia Finance Authority,
             500  12.50%, 5/08/01. . . . . . . . .          472,745

                 Treasury Corporation of Victoria,
           1,000 10.50%, 12/12/01. . . . . . . . .          895,990
           1,000 9.00%, 6/27/05                             860,310
                                                     --------------

                                                          2,229,045
                                                     --------------

                 SERVICES - 1.1%
                 State Electricity Commission of
                  Victoria,
             972  9.25%, 7/27/99. . . . . . . . .           812,164
             500  11.00%, 4/09/02                           458,370
             535  10.50%, 5/27/03. . . . . . . . .          487,804
                                                     --------------

                                                          1,758,338
                                                     --------------

                 SUPRANATIONAL - 1.1%
                 Eurofima,
           2,000 9.875%, 1/17/07. . . . . . . . .         1,825,164
                                                     --------------

                 Total Australian eurobonds
                 (cost US$8,172,953). . . . . . .         9,146,115
                                                     --------------

                 Total Australian long-term
                 investments
                 (cost US$43,932,879). . . . . . .       47,734,873
                                                     --------------




PRINCIPAL AMOUNT
 LOCAL CURRENCY                                              VALUE
      (000)                    DESCRIPTION                   (US$)

-----------------------------------------------------------------------





                  CANADA - 30.0%
                  GOVERNMENT, PROVINCIAL AND MUNICIPAL
                  BONDS - 17.7%
                  CANADA - 12.5%


                  Canadian Government,
C$          5,000 9.75%, 12/01/01. . . . . . . . . . .        4,407,924
            5,000 8.50%, 4/01/02. . . . . . . . . . . .       4,217,654
            5,000 7.25%, 6/01/03                              3,984,480
            5,000 10.25%, 3/15/14. . . . . . . . . . .        4,986,196
            3,000 9.00%, 6/01/25                              2,760,909
                                                         --------------


                                                             20,357,163
                                                         --------------


                  ALBERTA - 1.6%
                  City of Edmonton,
            1,000 9.625%, 2/13/12. . . . . . . . . . .          904,343


                  Province of Alberta,
            2,000  10.25%, 8/22/01. . . . . . . . . . .       1,782,570
                                                         --------------


                                                              2,686,913
                                                         --------------


                  BRITISH COLUMBIA - 1.6%
                  Province of British Columbia,
            1,000 8.50%, 2/26/97. . . . . . . . . . . .         757,872
            1,000 10.15%, 8/29/01                               887,181
            1,000 9.50%, 1/09/12. . . . . . . . . . . .         914,789
                                                         --------------


                                                              2,559,842
                                                         --------------


                  ONTARIO - 2.0%
                  Municipality of Halton,
            1,000 10.125%, 12/21/99. . . . . . . . . .          856,962


                  Province of Ontario,
            1,000 8.75%, 4/22/03. . . . . . . . . . . .         849,839
            2,000 7.50%, 2/07/24                              1,519,176
                                                         --------------


                                                              3,225,977
                                                         --------------


                  Total Canadian government,
                  provincial and municipal bonds
                  (cost US$28,249,655). . . . . . . . .      28,829,895
                                                         --------------


                  CORPORATE BONDS - 2.4%
                  DIVERSIFIED INDUSTRIALS - 1.3%
                  Bell Telephone Company of Canada,
              500 10.50%, 7/15/09. . . . . . . . . . .          448,441


                  Imperial Oil Ltd.,
            1,000 9.875%, 12/15/99. . . . . . . . . . .         846,889


                  Scotts Hospitality Incorporated,
            1,000 10.95%, 4/16/01. . . . . . . . . . .          887,927
                                                         --------------


                                                              2,183,257
                                                         --------------


                  FINANCIAL SERVICES - 1.1%
                  Bank of Nova Scotia,
            1,000 10.35%, 7/19/01. . . . . . . . . . .          882,704


                  National Bank of Canada,
C$            500 10.875%, 6/01/98. . . . . . . . . . .         409,640


                  Toronto Dominion Centre,
              500 10.70%, 5/12/98. . . . . . . . . . .          407,402
                                                         --------------


                                                              1,699,746
                                                         --------------


                  Total Canadian corporate bonds
                  (cost US$3,995,799). . . . . . . . .        3,883,003
                                                         --------------


                  EUROBONDS - 9.9%
                  DIVERSIFIED INDUSTRIALS - 0.3%
                  Procter & Gamble Company,
              500 10.875%, 8/15/01. . . . . . . . . . .         446,314
                                                         --------------


                  FINANCIAL SERVICES - 4.0%
                  Credit Local de France,
            2,500 6.75%, 3/21/06. . . . . . . . . . . .       1,865,393


                  Ford Credit Canada Ltd.,
            2,500 9.625%, 11/20/96. . . . . . . . . . .       1,869,751


                  General Electric Capital Corporation,
            1,000 10.125%, 4/29/98. . . . . . . . . . .         805,850


                  Guinness Finance B.V.,
              500 9.625%, 10/29/98. . . . . . . . . . .         405,723


                  International Bank for Reconstruction
                   and Development,
            1,000  10.125%, 7/20/99. . . . . . . . . .          845,620


                  Prudential Funding Corporation,
            1,000 9.125%, 5/12/97. . . . . . . . . . .          766,609
                                                         --------------


                                                              6,558,946
                                                         --------------


                  NATURAL RESOURCES - 2.1%


                  Mobil Oil Canada Limited,
              300 8.125%, 1/20/98. . . . . . . . . . .          233,450


                  Ontario Hydro,
            1,000 9.00%, 6/24/02. . . . . . . . . . . .         855,320
              500 8.50%, 5/26/25                                423,631


                  Quebec Hydro,
            1,500 7.00%, 6/01/04. . . . . . . . . . . .       1,153,373


                  Tokyo Electric Power Company,
              500 10.625%, 12/20/96. . . . . . . . . .          375,980
              500 10.50%, 6/14/01                               440,233
                                                         --------------


                                                              3,481,987
                                                         --------------


                  PROVINCIAL AND MUNICIPAL - 0.9%


                  City of Montreal,
            1,000 6.375%, 2/15/01. . . . . . . . . . .          756,454





  PRINCIPAL AMOUNT
   LOCAL CURRENCY                                               VALUE
        (000)                      DESCRIPTION                  (US$)

--------------------------------------------------------------------------





                      Metropolitan Municipality of Toronto,
C$                750 9.625%, 5/14/02. . . . . . . . . . .         650,556
                                                            --------------


                                                                 1,407,010
                                                            --------------


                      SUPRANATIONAL - 2.6%


                      Bayerische Vereinsbank AG,
                  500 7.125%, 7/29/99. . . . . . . . . . .         393,210


                      Canada (Cayman),
                  750 7.25%, 6/01/08. . . . . . . . . . .          570,139


                      Kingdom of Sweden,
                3,250 7.00%, 12/01/08. . . . . . . . . . .       2,439,319


                      Republic of Finland,
                1,000 9.00%, 12/31/98. . . . . . . . . . .         808,260
                                                            --------------


                                                                 4,210,928
                                                            --------------


                      Total Canadian eurobonds
                      (cost US$15,425,814). . . . . . . .       16,105,185
                                                            --------------


                      Total Canadian long-term
                      investments
                      (cost US$47,671,268). . . . . . . .       48,818,083
                                                            --------------


                      NEW ZEALAND - 8.5%
                      GOVERNMENT BONDS - 5.9%
                      Government of New Zealand,
NZ$             4,000 10.00%, 7/15/97. . . . . . . . . . .       2,856,333
                3,000 10.00%, 3/15/02                            2,365,575
                4,000 8.00%, 4/15/04. . . . . . . . . . .        2,932,884
                2,000 8.00%, 11/15/06                            1,479,841
                                                            --------------


                      Total New Zealand government bonds
                       (cost US$9,106,334). . . . . . . .        9,634,633
                                                            --------------


                      CORPORATE BONDS - 1.3%
                      DIVERSIFIED INDUSTRIALS - 1.3%
                      Electricity Corporation of
                      New Zealand Ltd.,
                2,750 10.00%, 10/15/01. . . . . . . . . .        2,105,304
                                                            --------------


                      Total New Zealand corporate bonds
                      (cost US$1,818,266). . . . . . . . .       2,105,304
                                                            --------------


                      EUROBONDS - 1.3%


                      FINANCIAL SERVICES - 1.3%


                      Primary Industry Bank of Australia
                       Limited,
                1,000  8.25%, 3/27/00. . . . . . . . . . .         717,744


                      Societe Generale New Zealand Euro,
NZ$             2,000 9.00%, 5/29/98. . . . . . . . . . .        1,435,489
                                                            --------------


                      Total New Zealand eurobonds
                      (cost US$1,999,911). . . . . . . . .       2,153,233
                                                            --------------


                      Total New Zealand long-term
                      investments
                      (cost US$12,924,511). . . . . . . .       13,893,170
                                                            --------------


                      UNITED KINGDOM - 23.1%
                      GOVERNMENT BONDS - 9.3%
                      United Kingdom Treasury,
(pound sterling)2,000 8.00%, 6/10/03. . . . . . . . . . .        3,354,197
                2,000 6.75%, 11/26/04                            3,099,306
                2,000 7.50%, 12/07/06. . . . . . . . . . .       3,221,166
                3,000 8.50%, 7/16/07                             5,159,248
                  200 8.00%, 12/07/15. . . . . . . . . . .         328,717
                                                            --------------




                      Total United Kingdom
                      government bonds
                      (cost US$14,416,405). . . . . . . .       15,162,634
                                                            --------------


                      EUROBONDS - 13.8%
                      DIVERSIFIED INDUSTRIALS - 3.6%
                      Allied Domecq PLC,
                1,000 10.625%, 2/25/99. . . . . . . . . .        1,738,536


                      British Airways PLC,
                  500 10.00%, 3/02/98. . . . . . . . . . .         841,890


                      British Gas PLC,
                1,400 8.875%, 7/08/08. . . . . . . . . . .       2,351,606


                      Rolls-Royce PLC,
                  500 11.625%, 7/30/98. . . . . . . . . .          870,324
                                                            --------------


                                                                 5,802,356
                                                            --------------


                      FINANCIAL SERVICES - 6.7%
                      Abbey National Treasury
                      Services PLC,
                1,250 8.00%, 4/02/03. . . . . . . . . . .        2,061,465


                      Barclays Bank PLC,
                1,000 9.875%, 5/29/49. . . . . . . . . . .       1,758,846


                      Bayerische Hypotheken--und
                      Wechsel--Bank AG,
                  500 10.25%, 2/06/97. . . . . . . . . . .         819,549


                      Halifax Building Society,
                1,500 11.00%, 1/17/14. . . . . . . . . . .       2,903,436





   PRINCIPAL AMOUNT
    LOCAL CURRENCY                                             VALUE
        (000)                      DESCRIPTION                 (US$)

---------------------------------------------------------------------------





                         Lloyds Bank PLC,
(pound sterling)1,000    7.375%, 3/11/04. . . . . . . .         1,559,808


                         Prudential Finance B.V.,
                1,000    9.375%, 6/04/07. . . . . . . .         1,760,958
                                                          ---------------


                                                               10,864,062
                                                          ---------------


                         NATURAL RESOURCES - 1.1%
                         Thames Water Utilities
                         Finance PLC,
                1,000    10.50%, 11/21/01. . . . . . . .        1,815,714
                                                          ---------------


                         SUPRANATIONAL - 2.4%
                         Republic of Finland,
                1,000    8.00%, 4/07/03. . . . . . . . .        1,657,296
                1,250    10.125%, 6/22/08                       2,335,650
                                                          ---------------


                                                                3,992,946
                                                          ---------------


                         Total United Kingdom eurobonds
                         (cost US$21,281,142). . . . . .       22,475,078
                                                          ---------------


                         Total United Kingdom long-term
                         investments
                         (cost US$35,697,547). . . . . .       37,637,712
                                                          ---------------


                         Total long-term investments
                         (cost US$140,226,205). . . . .       148,083,838
                                                          ---------------


                         SHORT-TERM INVESTMENTS - 9.8%
                         AUSTRALIA - 1.4%
                         Banque National de Paris
                         Fixed Deposit,
              A$2,816    6.60%, 11/01/96
                         (cost US$2,230,306). . . . . .         2,230,306
                                                          ---------------


                         CANADA - 4.7%

C$                       State Street Bank Time Deposit,
                5,148    3.00%, 11/01/96. . . . . . . .         3,841,158
                5,149    3.10%, 11/08/96                        3,842,119
                                                          ---------------
                         (cost US$7,672,417). . . . . .         7,683,277
                                                          ---------------


                         NEW ZEALAND - 1.1%
                         Bankers Trust New Zealand
                         Limited Call Account,
             NZ$2,510    9.80%, 11/01/96
                         (cost US$1,781,233). . . . . .         1,770,783
                                                          ---------------


                         UNITED KINGDOM - 1.2%

(pound                   State Street Bank Fixed Deposit,
sterling)         585    5.6875%, 11/01/96. . . . . . .           950,591
                  585    6.00%, 11/08/96                          951,183
                                                          ---------------
                         (cost US$1,885,977). . . . . .         1,901,774
                                                          ---------------

                         UNITED STATES- 1.4%
US$             2,261    Repurchase Agreement, State
                         Street Bank and Trust
                         Company, 5.50% dated
                         10/31/96, due 11/01/96 in the
                         amount of $2,261,345
                         (cost $2,261,000;
                         collateralized by $2,245,000
                         U.S. Treasury Note, 6.25%
                         due 6/30/98; value
                         $2,310,107). . . . . . . . . .         2,261,000
                                                          ---------------


                         Total short-term investments
                         (cost US$15,830,933). . . . . .       15,847,140
                                                          ---------------


                         Total Investments - 100.8%
                         (cost US$156,057,138). . . . .       163,930,978


                         Liabilities in excess of other
                          Assets -- (0.8%). . . . . . .        (1,270,786)
                                                          ---------------


                         TOTAL NET ASSETS - 100.0%. . .      $162,660,192
                                                          ---------------
                                                          ---------------



-------------------------------------------------------------------
THE FIRST COMMONWEALTH FUND, INC.
STATEMENT OF ASSETS AND LIABILITIES
OCTOBER 31, 1996



ASSETS


Investments, at value (cost $156,057,138). . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .     $163,930,978


Foreign currency, at value (cost $723). . . .. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .              720


Cash. . . . . . . . . . . . . . . . . . . . .. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .              138


Receivable for investments sold. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .            6,484


Interest receivable. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .        4,547,215


Prepaid expenses. . . . . . . . . . . . . . .. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .           41,631


Deferred organization expenses. . . . . . . .. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .            8,980
                                                                                                                   --------------


 Total assets. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .      168,536,146
                                                                                                                   --------------


LIABILITIES


Payable for investments purchased. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .        4,793,302


Dividends payable - common stock. . . . . . .. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .          764,462


Investment management fee payable. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .           97,671


Administration fee payable. . . . . . . . . .. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .           30,053


Accrued expenses and other liabilities. . . .. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .          190,466
                                                                                                                   --------------


 Total liabilities. . . . . . . . . . . . . .. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .        5,875,954
                                                                                                                   --------------


TOTAL NET ASSETS. . . . . . . . . . . . . . .. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .     $162,660,192
                                                                                                                   --------------
                                                                                                                   --------------


Total net assets were composed of:
Common stock:
Par value ($.001 per share, applicable to 9,266,209 shares issued). . . . . . . . . . . . . . . . . . . . . . . .    $      9,266
Paid-in capital in excess of par             . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .      127,398,255


Preferred stock ($.001 par value per share and $50,000 liquidation value per share applicable to 600 shares; Note      30,000,000
 4)                                          . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   --------------


                                                                                                                      157,407,521


Undistributed net investment income. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .        1,245,897


Accumulated net realized gains on investment transactions. . . . . . . . . . . . . . . . . . . . . . . . . . . .          101,935


Net unrealized appreciation on investments. .. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .        4,262,852


Accumulated net realized foreign exchange losses. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .      (4,078,054)


Net unrealized foreign exchange gains. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .        3,720,041
                                                                                                                   --------------


TOTAL NET ASSETS. . . . . . . . . . . . . . .. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .     $162,660,192
                                                                                                                   --------------
                                                                                                                   --------------



Net assets applicable to common shareholders.. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .     $132,660,192
                                                                                                                   --------------
                                                                                                                   --------------


Net asset value per common share ($132,660,192/9,266,209 shares of common stock issued and outstanding). . . . .     $      14.32
                                                                                                                   --------------
                                                                                                                   --------------













See Notes to Financial Statements.

-------------------------------------------------------------------
THE FIRST COMMONWEALTH FUND, INC.
STATEMENT OF OPERATIONS
FOR THE YEAR ENDED OCTOBER 31, 1996



NET INVESTMENT INCOME


Income
Interest and discount earned (net of foreign withholding taxes of $462,626). . . . . . . . .       $12,820,943
                                                                                                   -----------


Expenses
Investment management fee. . . . . .. . . . . . . . . . . . . . . . . . . . . . . . . . . .          1,000,434
Administration fee. . . . . . . . .                                                                    307,826
Reports to shareholders. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .           141,614
Independent accountant's fees and expenses. . . . . . . . . . . . . . . . . . . . . . . . .            134,700
Custodian's fees and expenses. . . .. . . . . . . . . . . . . . . . . . . . . . . . . . . .            125,189
Directors' fees and expenses. . . .                                                                     97,688
Auction agent's fees and expenses. . . . . . . . . . . . . . . . . . . . . . . . . . . . . .            94,732
Insurance expense. . . . . . . . . .. . . . . . . . . . . . . . . . . . . . . . . . . . . .             49,070
Amortization of deferred organization expenses. . . . . . . . . . . . . . . . . . . . . . .             27,831
Transfer agent's fees and expenses.                                                                     22,487
 Legal fees and expenses. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .             19,834
 Registration fees. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .             16,170
 Excise tax. . . . . . . . . . . . .                                                                    10,680
 Miscellaneous. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .             41,875
                                                                                                   -----------


 Total operating expenses. . . . . .. . . . . . . . . . . . . . . . . . . . . . . . . . . .          2,090,130
                                                                                                   -----------


Net investment income. . . . . . . .. . . . . . . . . . . . . . . . . . . . . . . . . . . .         10,730,813
                                                                                                   -----------


REALIZED AND UNREALIZED GAIN ON INVESTMENTS AND FOREIGN CURRENCIES


 Net realized gain on investment transactions. . . . . . . . . . . . . . . . . . . . . . . .            11,273
 Net change in unrealized appreciation/depreciation of investments. . . . . . . . . . . . .          6,534,459
                                                                                                   -----------


 Net gain on investments. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .          6,545,732
                                                                                                   -----------


 Net increase in total net assets resulting from operations before net foreign exchange gains       17,276,545
 Net realized foreign exchange gains. . . . . . . . . . . . . . . . . . . . . . . . . . . .          2,342,176
 Net change in unrealized foreign exchange gains. . . . . . . . . . . . . . . . . . . . . .          2,299,515
                                                                                                   -----------


NET INCREASE IN TOTAL NET ASSETS RESULTING FROM OPERATIONS. . . . . . . . . . . . . . . . .        $21,918,236
                                                                                                   -----------
                                                                                                   -----------




See Notes to Financial Statements.
                                       14

-------------------------------------------------------------------
THE FIRST COMMONWEALTH FUND, INC.
STATEMENT OF CASH FLOWS
FOR THE YEAR ENDED OCTOBER 31, 1996



INCREASE (DECREASE) IN CASH
(INCLUDING FOREIGN CURRENCY)


Cash flows provided by operating activities
Interest received. . . . . . . . . . . . . . . . . . . . . . . . .      $ 12,814,260
Operating expenses paid. .                                              - (2,111,790)
Purchases of short-term portfolio investments, net. . . . . . . .         (4,011,368)
Purchases of long-term portfolio investments. . . . . . . . . . .        (42,777,335)
Proceeds from sales of long-term portfolio investments. . . . . .         46,893,709
Other. . . . . . . . . . .                                                    18,997
                                                                         -----------


 Net cash provided by operating activities. . . . . . . . . . . .         10,826,473
                                                                        ------------


Cash flows used for financing activities
Dividends paid to common shareholders. . . . . . . . . . . . . . .        (9,333,300)
Dividends paid to preferred shareholders. . . . . . . . . . . . .         (1,521,962)
Distributions paid to common shareholders. . . . . . . . . . . . .           (71,323)
Distributions paid to preferred shareholders. . . . . . . . . . .            (32,188)
                                                                        ------------


 Net cash used for financing activities. . . . . . . . . . . . . .       (10,958,773)
                                                                        ------------


Effect of exchange rate on cash. . . . . . . . . . . . . . . . . .           114,125
                                                                        ------------


Net decrease in cash. . . .. . . . . . . . . . . . . . . . . . . .           (18,175)
Cash at beginning of year.                                                    19,033
                                                                        ------------


 Cash at end of year. . . .. . . . . . . . . . . . . . . . . . . .      $        858
                                                                        ------------
                                                                        ------------


RECONCILIATION OF NET INCREASE IN TOTAL NET ASSETS FROM OPERATIONS TO NET
CASH (INCLUDING FOREIGN CURRENCY) PROVIDED BY OPERATING ACTIVITIES


Net increase in total net assets resulting from operations. . . .       $ 21,918,236
                                                                        ------------


 Increase in investments. .. . . . . . . . . . . . . . . . . . . .        (4,788,942)
 Net realized gain on investment transactions. . . . . . . . . . .           (11,273)
 Net realized foreign exchange gains. . . . . . . . . . . . . . .         (2,342,176)
 Net change in unrealized appreciation/depreciation on investments        (6,534,459)
 Net change in unrealized foreign exchange gains. . . . . . . . .         (2,299,515)
 Decrease in interest receivable. . . . . . . . . . . . . . . . .            105,597
 Increase in receivable for investments sold. . . . . . . . . . .             (6,499)
 Net decrease in other assets. . . . . . . . . . . . . . . . . . .            18,997
 Increase in payable for investments purchased. . . . . . . . . .          4,788,167
 Decrease in accrued expenses and other liabilities. . . . . . . .           (21,660)
                                                                        ------------


 Total adjustments. . . . .. . . . . . . . . . . . . . . . . . . .       (11,091,763)
                                                                        ------------


Net cash provided by operating activities. . . . . . . . . . . . .      $ 10,826,473
                                                                        ------------
                                                                        ------------






See Notes to Financial Statements.

THE FIRST COMMONWEALTH FUND, INC.
STATEMENTS OF CHANGES IN NET ASSETS


                                                                                                 FOR THE YEAR
                                                                                                    ENDED
                                                                                               OCTOBER 31,1996

                                                                                              ------------------

INCREASE (DECREASE) IN TOTAL NET ASSETS


Operations
Net investment income. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .        $   10,730,813
Net realized gain on investment transactions                                                              11,273
Net change in unrealized appreciation/depreciation of investments. . . . . . . . . . . . .             6,534,459
                                                                                                   -------------


Net increase in total net assets resulting from operations before net foreign
exchange gains. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .             17,276,545
Net realized foreign exchange gains                                                                    2,342,176
Net change in unrealized foreign exchange gains. . . . . . . . . . . . . . . . . . . . . .             2,299,515
                                                                                                   -------------


Net increase in total net assets resulting from operations. . . . . . . . . . . . . . . .             21,918,236
                                                                                                   -------------


Dividends and distributions to shareholders
Dividends to common shareholders from net investment income. . . . . . . . . . . . . . . .            (9,286,969)
Dividends to preferred shareholders from net investment income                                        (1,521,962)
Distributions to common shareholders from net realized gains on investment transactions. .               (71,323)
Distributions to preferred shareholders from net realized gains on investment transactions               (32,188)
                                                                                                   -------------


Net decrease in total net assets resulting from dividends and distributions to shareholders          (10,912,442)
                                                                                                   -------------


Total increase. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .             11,005,794


TOTAL NET ASSETS


Beginning of year. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .           151,654,398
                                                                                                   -------------


End of year (including undistributed net investment income of $1,245,897 and $606,190,
respectively). . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .        $  162,660,192
                                                                                              ------------------
                                                                                              ------------------



                                                                                                 FOR THE YEAR
                                                                                                    ENDED
                                                                                               OCTOBER 31, 1995

                                                                                              ------------------

INCREASE (DECREASE) IN TOTAL NET ASSETS


Operations
Net investment income. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .        $   11,025,537
Net realized gain on investment transactions                                                             217,129
Net change in unrealized appreciation/depreciation of investments. . . . . . . . . . . . .             8,676,748
                                                                                                   -------------



Net increase in total net assets resulting from operations before net foreign
exchange gains. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .             19,919,414
Net realized foreign exchange gains                                                                      465,362
Net change in unrealized foreign exchange gains. . . . . . . . . . . . . . . . . . . . . .               892,942
                                                                                                   -------------



Net increase in total net assets resulting from operations. . . . . . . . . . . . . . . .             21,277,718
                                                                                                   -------------



Dividends and distributions to shareholders
Dividends to common shareholders from net investment income. . . . . . . . . . . . . . . .            (9,555,205)
Dividends to preferred shareholders from net investment income                                        (1,673,395)
Distributions to common shareholders from net realized gains on investment transactions. .              (289,661)
Distributions to preferred shareholders from net realized gains on investment transactions               (29,939)
                                                                                                   -------------



Net decrease in total net assets resulting from dividends and distributions to shareholders          (11,548,200)
                                                                                                   -------------



Total increase. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .              9,729,518


TOTAL NET ASSETS


Beginning of year. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .           141,924,880
                                                                                                   -------------



End of year (including undistributed net investment income of $1,245,897 and $606,190,
respectively). . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .        $  151,654,398
                                                                                              ------------------
                                                                                              ------------------











See Notes to Financial Statements.
                                       16

-------------------------------------------------------------------
THE FIRST COMMONWEALTH FUND, INC.
FINANCIAL HIGHLIGHTS

                                                                                                            FOR THE PERIOD
                          FOR THE YEAR         FOR THE YEAR        FOR THE YEAR         FOR THE YEAR      FEBRUARY 28, 1992*
                             ENDED                ENDED               ENDED                 ENDED               THROUGH
PER SHARE OPERATING     OCTOBER 31, 1996     OCTOBER 31, 1995    OCTOBER 31, 1994     OCTOBER 31, 1993     OCTOBER 31, 1992
PERFORMANCE:
                        ----------------    ------------------  ------------------   -------------------  -------------------


Net asset value per
common share, beginning
of period. . . . . . .       $    13.13           $     12.08         $     13.42           $     13.00   $            13.89 +
                             -----------          ------------        ------------          ------------  -------------------

Net investment income.              1.16                  1.19                1.16                  1.19                 0.83

Net realized and
 unrealized gain (loss)
 on investments
 and foreign currencies             1.21                  1.10               (1.33)                 0.55                (0.76)
                             -----------          ------------        ------------          ------------  -------------------

 Total from investment
 operations. . . . . .              2.37                  2.29               (0.17)                 1.74                 0.07
                             -----------          ------------        ------------          ------------  -------------------
Dividends from net
 investment income to
 common
 shareholders. . . . .             (1.00)                (1.03)              (0.98)                (0.96)               (0.80)

Dividends from net
 investment income to
 preferred
 shareholders. . . . .             (0.16)                (0.18)              (0.11)                (0.08)               (0.03)

Distributions in excess
 of net investment
 income. . . . . . . .           --                    --                  --                    --                     (0.04)

Distributions from net
 realized gains on
 investment
 transactions to common
 shareholders. . . . .             (0.01)                (0.03)              (0.07)                (0.26)         --

Distributions from net
 realized gains on
 investment
 transactions to
 preferred shareholders            (0.01)              --                    (0.01)                (0.02)         --
                             -----------          ------------        ------------          ------------  -------------------

 Total dividends and
 distributions. . . .              (1.18)                (1.24)              (1.17)                (1.32)               (0.87)
                             -----------          ------------        ------------          ------------  -------------------
Capital charge in
 respect to issuance of
 preferred shares. . .           --                    --                  --                    --                     (0.09)
                             -----------          ------------        ------------          ------------  -------------------

Net asset value per
 common share, end of
 period. . . . . . . .       $    14.32           $     13.13         $     12.08           $     13.42   $            13.00
                             -----------          ------------        ------------          ------------  -------------------
                             -----------          ------------        ------------          ------------  -------------------


Market value, end of
 period. . . . . . . .       $    11.88           $     11.38         $     10.38           $     12.63   $            13.50
                             -----------          ------------        ------------          ------------  -------------------
                             -----------          ------------        ------------          ------------  -------------------

Number of shares of
 common stock
 outstanding (000
 omitted). . . . . . .             9,266                 9,266               9,266                 9,249                9,176

TOTAL INVESTMENT RETURN BASED ON:(1)

Market value. . . . .              13.89%                20.72%             (10.19%)                2.65%               (4.50%)(2)

Net asset value. . . .             18.99%                19.67%              (1.63%)               13.31%               (0.69%)(2)

RATIOS TO AVERAGE NET ASSETS OF COMMON
SHAREHOLDERS(3)/SUPPLEMENTARY DATA:

Net assets of common
 shareholders, end of
 period
 (000 omitted). . . .        $  132,660           $   121,654         $   111,925                124,146  $          119,302

Average net assets of
 common shareholders
 (000 omitted). . . .            122,887               115,277             118,336               121,323              125,794

Operating expenses. .               1.70%                 1.71%               1.75%                 1.73%                1.59%(4)

Net investment income
 before preferred stock
 dividends. . . . . .               8.73%                 9.56%               9.06%                 9.03%                8.72%(4)

Net investment income
 available to common
 shareholders. . . . .              7.47%                 8.09%               8.12%                 8.25%                8.43%(4)

Preferred stock
 dividends and
 distributions. . . .               1.26%                 1.48%               0.94%                 0.78%                0.29%(4)

Portfolio turnover. .                 30%                   23%                 34%                   41%                  18%

Senior securities
 (preferred stock)
 outstanding (000
 omitted). . . . . . .       $   30,000           $    30,000         $    30,000           $    30,000   $           30,000

Asset coverage on
 preferred stock at
 period end. . . . . .               542%                  505%                473%                  514%                 498%

-----------------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------
(1)Total investment return is calculated assuming a purchase of common stock on the opening of the first day and a sale on the closing of the last day of each period reported. Dividends and distributions, if any, are assumed for the purposes of this calculation to be reinvested at prices obtained under the Fund's dividend reinvestment plan. Total investment return does not reflect brokerage commissions. Generally, total investment return based on net asset value will be higher than total investment return based on market value in periods where there is an increase in the discount or a decrease in the premium of the market value to the net asset value from the beginning to the end of such periods. Conversely, total investment return based on net asset value will be lower than total investment return based on market value in periods where there is a decrease in the discount or an increase in the premium of the market value to the net asset value from the beginning to the end of such periods.
(2)Total investment returns for periods of less than one full year are not annualized.
(3)Ratios are calculated on the basis of income, expenses and preferred share dividends applicable to both the common and preferred shares relative to the average net assets of common shareholders.
(4)Annualized.

*Commencement of investment operations.
+Net of offering costs of $0.16 charged to paid-in capital in respect to issuance of common shares.

See Notes to Financial Statements.

------------------------------------------------------------------
THE FIRST COMMONWEALTH FUND, INC.

NOTES TO FINANCIAL STATEMENTS
------------------------------------------------------------------
The First Commonwealth Fund, Inc. (the "Fund") was incorporated in Maryland on June 28, 1991, as a closed- end, nondiversified investment company. The Fund had no operations prior to February 28, 1992 other than the sale to EquitiLink International Management Limited (the "Investment Manager") of 7,120 shares of common stock for $100,036 on February 18, 1992.

The Fund's investment objective is to provide high current income by investing in high-grade fixed-income securities denominated in the currencies of Australia, Canada, New Zealand and the United Kingdom (the "Commonwealth Currencies"). The Fund may also seek capital appreciation only as a secondary investment objective. It is expected that normally all of the Fund's assets will be invested in a portfolio of securities issued or guaranteed by the governments, territories, provinces and states of Australia, Canada, New Zealand and the United Kingdom as well as securities issued by corporations domiciled in those countries. The Fund will, under normal circumstances, invest in debt securities in at least three of these currencies and will not hold more than 50% of its assets in securities denominated in any one Commonwealth Currency. At least 75% of the Fund's investments will be rated, at the time of investment, not less than Aa by Moody's or AA by S&P, or comparably rated by another appropriate nationally or internationally recognized rating agency, or, if unrated, judged by the Investment Manager to be of equivalent quality. The remainder of the Fund's investments will be rated no less than A2 or A by those rating agencies or, if unrated, judged by the Investment Manager to be of equivalent quality. The ability of issuers of debt securities held by the Fund to meet their obligations may be affected by economic developments in a specific industry, country or region.

NOTE 1. ACCOUNTING POLICIES
The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.

Basis of Presentation: The financial statements of the Fund are prepared in accordance with United States generally accepted accounting principles using the United States dollar as both the functional and reporting currency. However, the Commonwealth Currencies (excluding New Zealand) are the functional currencies for Federal tax purposes (see Taxes below).

Foreign Currency Translation: Australian dollar ("A$"), Canadian dollar ("C$"), New Zealand dollar ("NZ$") and United Kingdom pound ("(pound sterling)") amounts are translated into United States dollars on the following basis:

   (i) market value of investment securities, other assets and liabilities - at the closing rates of exchange as reported by a major bank;

   (ii) purchases and sales of investment securities, income and expenses - at the rates of exchange prevailing on the respective dates of such transactions.

 The Fund isolates that portion of the results of operations arising as a result of changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of the securities held at fiscal period end. Similarly, the Fund isolates the effect of changes in foreign exchange rates from the fluctuations arising from changes in the market prices of portfolio securities sold during the fiscal period.

 Net realized foreign exchange gains of $2,342,176 for the year ended October 31, 1996 includes realized foreign exchange gains and losses from sales and maturities of portfolio securities, sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the amounts of interest, discount and foreign withholding taxes recorded on the Fund's books and the US dollar equivalent amounts actually received or paid. Net unrealized foreign exchange gains of $2,299,515 for the year ended October 31, 1996 includes changes in the value of portfolio securities and other assets and liabilities arising as a result of changes in the exchange rates.

 Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of domestic origin, including unanticipated movements in the value of the foreign currency relative to the US dollar.

 The exchange rates of the Commonwealth Currencies utilized by the Fund at October 31, 1996 were US$0.7920 to A$1.00, US$0.7462 to C$1.00, US$0.7054 to
NZ$1.00, and US$1.6248 to (pound sterling)1.00.

Security Valuation: Investments are stated at value. Investments for which market quotations are readily available are valued at the last trade price on or within one local business day of the date of determination as obtained from a pricing source. If no such trade price is available, such investments are valued at the quoted bid price or the mean between the quoted bid and asked price on the date of determination as obtained from a pricing source. Securities for which market quotations are not readily available are valued at fair value in good faith using methods determined by or under the direction of the Fund's Board of Directors.

 Short-term securities which mature in more than 60 days are valued at current market quotations. Short-term securities which mature in 60 days or less are valued at amortized cost, if their term to maturity from date of purchase was 60 days or less, or by amortizing their value on the 61st day prior to maturity, if their original term to maturity exceeded 60 days.

 In connection with transactions in repurchase agreements with US financial institutions, it is the Fund's policy that its custodian/counterparty segregates the underlying collateral securities, the value of which exceeds the principal amount of the repurchase transaction, including accrued interest. To the extent that any repurchase transaction exceeds one business day, the collateral is valued on a daily basis to determine its adequacy. If the seller defaults and the value of the collateral declines or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited.

Securities Transactions and Investment Income: Securities transactions are recorded on the trade date. Realized and unrealized gains and losses from security and currency transactions are calculated on the identified cost basis. Interest income is recorded on an accrual basis. Discounts on securities purchased are accreted on an effective yield basis over the estimated lives of the respective securities.

Dividends: Dividends and distributions are recorded on the ex-dividend date and are determined based upon tax basis net investment income and capital and currency gains of the Fund. Dividends and distributions to preferred shareholders are accrued on a daily basis and are determined as described in
Note 4.

Reclassification of Capital Accounts: The Fund accounts and reports for distributions to shareholders in accordance with AICPA Statement of Position 93-2 Determination, Disclosure, and Financial Statement Presentation of Income, Capital Gain, and Return of Capital Distributions by Investment Companies. For the year ended October 31, 1996, the Fund increased undistributed net investment income by $717,825, increased accumulated net realized gains on investments by $194,173 and increased accumulated net realized foreign exchange losses by $701,585, resulting in a decrease to paid-in capital in excess of par by $210,413. Net investment income, net realized and unrealized losses on investments and net assets were not affected by this change. Accumulated realized and unrealized foreign exchange losses shown in the composition of net assets at October 31, 1996, represent foreign exchange losses for book purposes that have not yet been recognized for tax purposes.

Taxes: For Federal income and excise tax purposes, substantially all of the Fund's transactions are accounted for using the functional currencies. Accordingly, only realized currency gains and losses resulting from the repatriation of any of the Commonwealth Currencies into US dollars or another Commonwealth Currency and realized currency gains and losses on non-Commonwealth currency transactions into Commonwealth currencies are recognized for tax purposes.

 No provision has been made for United States Federal income taxes because it is the Fund's policy to meet the requirements of the United States Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to shareholders. Under the applicable foreign tax law, a withholding tax may be imposed on interest and discounts earned at various rates.

Deferred Organization Expenses: A total of $138,857 was incurred in connection with the organization of the Fund. These costs were deferred and are being amortized ratably over a period of sixty months from the date the Fund commenced investment operations.

Cash Flow Information: The Fund invests in securities and distributes dividends from net investment income and net realized gains from investment and currency transactions which are paid in cash or are reinvested at the discretion of shareholders. These activities are reported in the Statement of Changes in Net Assets and additional information on cash receipts and cash payments is presented in the Statement of Cash Flows. Cash includes domestic and foreign currency.

Use of Estimates: The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

NOTE 2. AGREEMENTS
The Fund has agreements with EquitiLink International Management Limited (the "Investment Manager"), EquitiLink Australia Limited (the "Investment Adviser"), and Princeton Administrators, L.P. (the "Administrator"). The Investment Manager and the Investment Adviser are affiliated companies. The Investment Manager has entered into an agreement with Wood Gundy, Inc. (the "Consultant").

 The Investment Manager makes investment decisions on behalf of the Fund on the basis of recommendations and information furnished to it by the Investment Adviser and the Consultant, including the selection of and placement of orders with brokers and dealers to execute portfolio transactions on behalf of the Fund.

 The management agreement provides the Investment Manager with a fee, computed weekly and payable monthly, at the following annual rates: 0.65% of the Fund's average weekly net assets up to $200 million, 0.60% of such assets between $200 million and $500 million and 0.55% of such assets in excess of $500 million. The administration agreement provides the Administrator with a fee computed and payable monthly at the annual rate of 0.20% of the Fund's average weekly net assets, subject to a minimum annual payment of $150,000. The Investment Manager pays fees to the Investment Adviser and the Consultant for their services rendered.

The Investment Manager informed the Fund that it paid $382,217 to the Investment Adviser and $14,525 to the Consultant during the year ended October 31, 1996.

NOTE 3. PORTFOLIO SECURITIES

Purchases and sales of investment securities, other than short-term investments, for the year ended October 31, 1996 aggregated $42,777,335 and $46,893,709, respectively.

The United States federal income tax basis of the Fund's investments at October 31, 1996 was $159,722,827 and accordingly, net unrealized appreciation for United States federal income tax purposes was $4,208,151 (gross unrealized appreciation - $6,694,222; gross unrealized depreciation - $2,486,071).

NOTE 4. CAPITAL

There are 300 million shares of $.001 par value common stock authorized. Of the 9,266,209 shares outstanding at October 31, 1996, the Investment Manager owned 9,587 shares.

 There are 100 million shares of $.001 par value of preferred stock authorized. The preferred shares have rights as determined by the Board of Directors. The 600 shares of Auction Market Preferred Stock ("Preferred Stock") outstanding consist of one series, W-7. The preferred stock has a liquidation value of $50,000 per share plus any accumulated but unpaid dividends whether or not declared.

 Dividends on the preferred stock are cumulative at a rate typically reset every seven days based on the results of an auction. Dividend rates ranged from 4.70% to 6.00% during the year ended October 31, 1996. Under the Investment Company Act of 1940, the Fund may not declare dividends or make other distributions on shares of common stock or purchase any such shares if, at the time of the declaration, distribution or purchase, asset coverage with respect to the outstanding Preferred Stock would be less than 200%.

 The Preferred Stock is redeemable at the option of the Fund, in whole or in part, on any dividend payment date at $50,000 per share plus any accumulated but unpaid dividends. The Preferred Stock is also subject to mandatory redemption at $50,000 per share plus any accumulated but unpaid dividends, whether or not declared, if certain requirements relating to the composition of the assets and liabilities of the Fund as set forth in the Articles of Incorporation are not satisfied.

 The holders of Preferred Stock have voting rights equal to the holders of common stock (one vote per share) and will vote together with holders of shares of common stock as a single class. However, holders of Preferred Stock are also entitled to elect two of the Fund's directors.

 NOTE 5. SUBSEQUENT EVENTS/DIVIDENDS

Subsequent to October 31, 1996, the Board of Directors of the Fund declared a dividend from undistributed net investment income of $0.0825 per common share payable on December 13, 1996 to common shareholders of record on November 29, 1996.

In addition, the Board of Directors of the Fund declared a dividend from undistributed net investment income of $0.0825 per common share and a special year-end distribution of

$0.02 per share compromised of undistributed net investment income of $0.005 and from accumulated long-term capital gains of $0.0150 per common share payable on January 17, 1997 to common shareholders of record on December 31, 1996.

Subsequent to October 31, 1996, dividends and distributions declared and paid on preferred shares totaled approximately $180,996 for the outstanding preferred share series through December 13, 1996.

At the March 14, 1996 Annual Meeting of Shareholders of the Fund, the Fund's shareholders voted to decrease the liquidation value of the Fund's shares of Preferred Stock, in order to effect a stock split.

On December 3, 1996, the effective date, each share of Preferred Stock with a liquidation value of $50,000 that was then outstanding became two shares of Preferred Stock, each having a liquidation value of $25,000. The total number of outstanding shares of Preferred Stock has increased from 600 shares to 1,200 shares.

------------------------------------------------------------------
                       REPORT OF INDEPENDENT ACCOUNTANTS
------------------------------------------------------------------

To the Shareholders and the Board of Directors of The First Commonwealth Fund, Inc.




 In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations, of cash flows and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of The First Commonwealth Fund, Inc. (the "Fund") at October 31, 1996, the results of its operations and its cash flows for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the four years in the period then ended and for the period February 28, 1992 (commencement of operations) through October 31, 1992, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 1996 by correspondence with the custodian and brokers, provide a reasonable basis for the opinion expressed above.




Price Waterhouse LLP
1177 Avenue of the Americas
New York, New York 10036
December 13, 1996

------------------------------------------------------------------
              FEDERAL TAX INFORMATION: DIVIDENDS AND DISTRIBUTIONS
------------------------------------------------------------------

During the year ended October 31, 1996, 94.43% of the ordinary income distributions paid monthly by the Fund qualifies as foreign source income. Additionally, 4.15% of the ordinary income distributions was attributable to foreign withholding taxes.

The foreign taxes paid or withheld represent taxes incurred by the Fund on income received by the Fund from foreign sources. Foreign taxes paid or withheld should be included in taxable income with an offsetting deduction from gross income or as a credit for taxes paid to foreign governments. You should consult your tax counsel or other tax advisors regarding the appropriate treatment of foreign taxes paid.

The following table summarizes the long-term capital gain distributions paid by the Fund during the year.



COMMON SHAREHOLDERS



RECORD DATE                 PAYABLE DATE        PER SHARE AMOUNT

9/30/96                        10/11/96             $0.007697



PREFERRED SHAREHOLDERS



MONTH PAID                PER SHARE AMOUNT

10/96                          $53.65








                             ADDITIONAL INFORMATION

During the period, there have been no material changes in the Fund's investment objectives or fundamental policies that have not been approved by the shareholders. There have been no changes in the Fund's charter or By- Laws that would delay or prevent a change in control of the Fund which have not been approved by shareholders. There have been no changes in the principal risk factors associated with investment in the Fund. Fund manager, Nancy Chu, joined EquitiLink from SBC Funds management. She took on her duties for The First Commonwealth Fund, Inc. in March 1996. Nancy has significant experience in international fixed-income management. She has three years investment experience.

DIRECTORS

Brian M. Sherman, Chairman
Sir Roden Cutler
David Lindsay Elsum
Rt. Hon. Malcolm Fraser
Laurence S. Freedman
Michael Gleeson-White
Michael R. Horsburgh
Roger C. Maddock
David Manor
William J. Potter
Peter D. Sacks
Anton E. Schrafl
E. Duff Scott
John T. Sheehy
Warren C. Smith

OFFICERS

Laurence S. Freedman, President
Brian M. Sherman, Vice President
David Manor, Treasurer
Roy M. Randall, Secretary
Ouma Sananikone-Fletcher, Assistant Vice President and Chief Investment Officer Barry G. Sechos, Assistant Treasurer
Allan S. Mostoff, Assistant Secretary
Margaret A. Bancroft, Assistant Secretary

Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940 that the Fund may purchase, from time to time, shares of its common stock in the open market.